EXHIBIT 10.19


                             United Stationers Inc.
                               2200 East Golf Road
                           Des Plaines, Illinois 60016



                                  July 28, 1995


     To each of the parties named on Schedule I attached hereto:


               Re:  Waiver and Amendment No. 3 to Warrant Agreement

     Ladies and Gentlemen:

          Reference is made to that certain Warrant Agreement, dated as of January 31, 1992, as amended by Amendment No. 1 dated as of October 27, 1992, that certain letter agreement dated as of February 10, 1995, and Amendment No. 2 dated as of March 30, 1995 (as amended, the "Agreement"), among United Stationers Inc., a Delaware corporation (as
      ---------
     successor-in-interest to Associated Holdings, Inc.) (the "Company"),
                                                               -------
     Chase Manhattan Investment Holdings, Inc., Wingate Partners, L.P. ("WPLP"), Wingate Partners II, L.P. ("WPLP II"), Wingate Affiliates,
       ----                                -------
     L.P. ("WALP"), Wingate Affiliates II, L.P. ("WALP II") and Daniel J.
            ----                                  -------
     Good ("Good") (each of WPLP, WPLP II, WALP, WALP II and Good as
            ----
     successors-in-interest to Whirlpool Financial Corporation), The Long-Term Credit Bank of Japan, Ltd., Chicago Branch, The Provident Bank and Arab Banking Corporation (B.S.C.) (collectively, the "Holders"),
                                                               -------
     and, for certain purposes, United Stationers Supply Co. (as successor-in-interest to Associated Stationers, Inc.) ("USSC"). All capitalized
                                                   ----
     terms not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

          Section 12.05 of the Agreement provides, among other things, that the Company and USSC shall not enter into any transaction with or for the benefit of any Affiliate. Section 9.01(a) of the Agreements provides, among other things, that if Boise Cascade Corporation ("Boise") proposes to sell or otherwise transfer any shares of Common
       -----
     Stock (other than pursuant to an underwritten public offering or ordinary brokerage transaction under Rule 144), the Holders shall be afforded the opportunity to join in such transaction (the "Tag-Along
                                                                ---------
     Rights").  The Company has previously delivered to the Holders a draft
     ------
     copy of that certain Securities Purchase Agreement, draft dated July 17, 1995 (the "Purchase Agreement"), among the Company, Boise, WPLP,
                    ------------------
     WPLP II,





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     WALP, WALP II, the Julie Good Mora Grantor Trust ("Good Trust I"), the
                                                        ------------
     Laura Good Stathos Grantor Trust ("Good Trust II", and collectively
                                        -------------
     with Good Trust I, the "Good Trusts") and ASI Partners III, L.P. ("ASI
                             -----------                                ---
     III", and collectively with WPLP, WPLP II, WALP, WALP II and the Good
     ---
     Trusts, the "Purchasers"), pursuant to which the Company shall
                  ----------
     repurchase from Boise 6,724.4436 shares of the Company's Series B Preferred Stock, $0.01 par value (the "Preferred Stock"), for an
                                            ---------------
     aggregate purchase price of $7,000,000.00, and the Purchasers shall purchase from Boise an aggregate of 195,528.27 shares of common stock, $0.10 par value (the "Common Stock"), of the Company and warrants (the
                           ------------
     "Warrants") to purchase an aggregate of 77,103.87 shares of Common
      --------
     Stock. The repurchase by the Company of the Preferred Stock and the purchase from Boise of the Common Stock and Warrants by the Purchasers pursuant to the terms of the Purchase Agreement is referred to herein as the "Transaction".
             -----------
          The Company hereby requests that the Holders waive the provisions of Sections 12.05 and 9.01(a) of the Agreement insofar as the prohibitions contained in such Sections relate to the Transaction.
     The Holders hereby acknowledge and consent to the consummation of the Transaction and waive the provisions of Sections 12.05 and 9.01(a) of the Agreement insofar as the Transaction would constitute a breach under such Sections 12.05 or 9.01(a), or trigger any Holder's Tag-Along Rights, such Tag-Along Rights being hereby expressly waived by the Holders; provided, however, that (i) except as set forth in this
                  --------  -------
     paragraph, such waiver shall not constitute a waiver of any past, present, or future violation of any provision of the Agreement, and
     (ii) the waiver of the Holders granted hereunder shall not directly or indirectly in any way whatsoever either: (A) amend or alter any provision of the Agreement (except as expressly set forth herein) or
     (B) constitute any course of dealing or other basis for altering any obligation of the Company or USSC or any rights of the Holders under the Agreement. The Holders further acknowledge and agree that the execution of and the consummation of the Transaction pursuant to the Purchase Agreement will not constitute a breach or default under the Agreement.

          Pursuant to Section 13.05 of the Agreement, the Holders hereby amend the Agreement as follows:

          1. The definitions of "Key Executive Options," "Management Options," "Management Stock Option Plan" and "Wingate" set forth in
     Section 1.01 of the Agreement are amended and restated in their entirety to read as follows:



                                       2


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               "Key Executive Options" shall mean the options which may be
                ---------------------
          granted to the Key Executives under the Management Stock Option Plan, which, upon exercise will give such Key Executives the right to purchase, in the aggregate, a maximum of 74,729.27 shares of common stock, $0.10 par value, of United.

               "Management Options" shall mean the options which may be
                ------------------
          granted to certain managers of the Operating Company under the Management Stock Option Plan, and which, upon exercise, will give such managers the right to purchase, in the aggregate, a maximum of 224,184.35 shares of common stock, $0.10 par value, of United.

               "Management Stock Option Plan" shall mean the United
                ----------------------------
          Stationers Inc. Management Stock Option Plan, as amended.

               "Wingate" shall mean Wingate Partners, L.P., Wingate
                -------
          Partners II, L.P., Wingate Affiliates, L.P., and Wingate Affiliates II, L.P., collectively or any one or more of them, or any other entity in which any of Thomas W. Sturgess, Frederick B. Hegi, Jr., James T. Callier, Jr. or James A. Johnson is a direct or indirect general partner thereof.

          2. The definition of "Affiliate" set forth in Section 1.01 of the Agreement shall be amended by deleting the phrase ", and (e) Boise Cascade Office Products and Boise Cascade shall be Affiliates of Issuer and each Subsidiary" from the last two lines, and inserting the word "and" before the letter "(d)" in the fourth line from the end of such definition.

          3. Section 5.02 of the Agreement is amended and restated in its entirety to read as follows:

               "5.02  Regulation Y Restrictions.  Notwithstanding anything
                      -------------------------
          in this Agreement to the contrary, no Holder subject to the provisions of Regulation Y shall, and no such Holder shall permit any of its Bank Holding Company Affiliates to, transfer any Warrants or shares of Warrant Stock held by it to any Person other than (a) a Person or group of Persons under common control that Controls the Issuer without reference to any Warrants or shares of Warrant Stock transferred to such Person or group by such Investor and its Bank Holding Company Affiliate (a "Controlling Party"), (b) a Person or Persons designated by a
           -----------------
          Controlling Party, (c) to any Bank Holding Company Affiliate of the Investor, (d) in a widespread public


                                       3


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          distribution as part of a public offering under federal
          securities laws, (e) in amounts such that, after giving effect thereto, no single transferee and its affiliates shall hold more than 2% of the aggregate number of shares of voting stock of the Issuer (including all warrants, options and similar rights exercisable or convertible into shares of such voting stock) or
          (f) as otherwise permitted by applicable law and regulations."


          By executing this Waiver and Amendment No. 3 to Warrant Agreement, each Holder severally represents that the number of shares of Common Stock into which the Warrants held by such Holder are exercisable set forth next to such Holder's signature hereto is correct as of the date hereof, and such Holder has not sold or otherwise transferred any Warrants representing the right to purchase such number of shares. Pursuant to Section 13.05 of the Agreement, this Waiver and Amendment No. 3 to Warrant Agreement requires the written consent of the holders of at least 51% of the shares of Warrant Stock.

          Except as expressly stated herein, the Holders reserve all of their respective rights under the Agreement and any other contracts or instruments executed by the Company or USSC and, or for the benefit of, the Holders.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]





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          EXECUTED as of the date first written above, in two or more counterparts, which together shall constitute a single original.

                                        UNITED STATIONERS INC.


                                        By:
                                             ------------------------------
                                        Name:
                                        Title:


                                        UNITED STATIONERS SUPPLY CO.


                                        By:
                                             ------------------------------
                                        Name:
                                        Title:

     AGREED TO AND ACCEPTED BY:
     -------------------------
     CHASE MANHATTAN INVESTMENT
        HOLDINGS, INC.


     By:                                NUMBER OF SHARES OF COMMON
        ---------------------------
     Name:                              STOCK FOR WHICH WARRANTS ARE
     Title:                             EXERCISABLE:  237,748.45

     THE PROVIDENT BANK


     By:                                NUMBER OF SHARES OF COMMON
        ---------------------------
     Name:                              STOCK FOR WHICH WARRANTS ARE
     Title:                             EXERCISABLE:  58,977.74

     THE LONG-TERM CREDIT BANK OF
       JAPAN, LTD., CHICAGO BRANCH


     By:                                NUMBER OF SHARES OF COMMON
        ---------------------------
     Name:                              STOCK FOR WHICH WARRANTS ARE
     Title:                             EXERCISABLE:  86,621.02



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     ARAB BANKING CORPORATION (B.S.C.)


     By:                                NUMBER OF SHARES OF COMMON
        ---------------------------
     Name:                              STOCK FOR WHICH WARRANTS ARE
     Title:                             EXERCISABLE:  57,747.36



                                        NUMBER OF SHARES OF COMMON
     ------------------------------
     Daniel J. Good                     STOCK FOR WHICH WARRANTS ARE
                                        EXERCISABLE:  21,376.54

     WINGATE PARTNERS, L.P.

     By:  WINGATE MANAGEMENT COMPANY, L.P., its
               general partner

          By:                           NUMBER OF SHARES OF COMMON
             ----------------------
          Name:                         STOCK FOR WHICH WARRANTS ARE
          Title:                        EXERCISABLE:  85,798.41

     WINGATE AFFILIATES, L.P.


     By:                                NUMBER OF SHARES OF COMMON
        ---------------------------
     Name:                              STOCK FOR WHICH WARRANTS ARE
     Title:                             EXERCISABLE:  1,489.14


     WINGATE PARTNERS II, L.P.

     By:  WINGATE MANAGEMENT COMPANY II, L.P.,
          its general partner

          By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
               its general partner


               By:                      NUMBER OF SHARES OF COMMON
                  -----------------
               Name:                    STOCK FOR WHICH WARRANTS ARE
               Title:                   EXERCISABLE:  120,125.68



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     WINGATE AFFILIATES II, L.P.


     By:                                NUMBER OF SHARES OF COMMON
        ---------------------------
     Name:                              STOCK FOR WHICH WARRANTS ARE
     Title:                             EXERCISABLE:  2,076.36



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                                   Schedule I


     Mr. Elliott H. Jones
     Chase Manhattan Investment Holdings, Inc.
     c/o The Chase Manhattan Bank
          (National Association)
     1 Chase Manhattan Plaza
     New York, New York  10081


     Mr. Eric Jeffries
     Vice President
     The Provident Bank
     1 East 4th Street
     Cincinnati, OH  45202


     Mr. Brady Sadek
     Vice President
     The Long-Term Credit Bank of Japan, Ltd.,
     190 South LaSalle, Suite 800
     Chicago, IL  60603


     Mr. Grant E. McDonald
     Vice President
     Arab Banking Corporation (B.S.C.)
     245 Park Avenue - 31st Floor
     New York, NY  10167


     Mr. Thomas W. Sturgess
     Wingate Partners, L.P.
     Wingate Partners II, L.P.
     Wingate Affiliates, L.P.
     Wingate Affiliates II, L.P.
     750 N. St. Paul Street
     Suite 1200
     Dallas, TX  75201


     Daniel J. Good
     1211 Lake Road
     Lake Forest, IL  60045